Nuveen All-American Municipal Bond Fund

Supplement Dated December 6, 2010

To the Summary Prospectus dated August 31, 2010,

and

To the Prospectus dated August 31, 2010

John V. Miller has been named portfolio manager of the fund, succeeding John Wilhelm, who is no longer portfolio manager of the fund.

John V. Miller, CFA, has been the Chief Investment Officer and Managing Director of Nuveen Asset Management since 2007. Mr. Miller joined Nuveen’s investment management team as a credit analyst in 1996, with three prior years of experience in the municipal market with a private account management firm. He manages investments for six Nuveen sponsored investment companies, with a total of approximately $6.6 billion under management.

There have been no changes in the fund’s investment objectives or policies.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS OR PROSPECTUS

FOR FUTURE REFERENCE

MGN-AA-1210P